                           COMMERCIAL LEASE AGREEMENT


This Commercial Lease Agreement ("Lease") is made and effective February 4, 2000 by and between TELEVISIONES COMMUNICATIONS, CORP. (TCC) ("Landlord") and Teltran International Group, Ltd., ("Tenant"), on the following terms:


                                    RECITALS

WHEREAS, Landlord is the owner of land and improvements commonly known and numbered as 1080 N.W. 163rd Dr., Miami, FL 33169.

WHEREAS, Tenant is a New York corporation which provides long distance and tele-communication services.

WHEREAS, Landlord makes available for lease technical storage space commonly referred to as "POP # 2 Colocation Space East room (22' x 36')" at the above stated address, comprised of the area known by Landlord and referred to herein as the "Leased Premises", together with, except as otherwise herein provided, a grant of a non-exclusive easement for unrestricted rights of access to the "Leased Premises" and to the appropriate source of electric and telephone facilities.

WHEREAS, Tenant desires to lease the Leased Premises from Landlord upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of covenants herein, contained and other good and valuable consideration, it is agreed:

1.   Term.
     ----

Lease Commencement
Tenant hereby leases the Leased Premises from Landlord, for an "Initial Term" of 3 (three) years beginning March 1, 2000 and ending February 28, 2003

Lease Renewal
Tenant may renew, at their option, the Lease for one extended term of 3 (three) years. Tenant shall exercise such renewal option, if at all, by giving written notice to Landlord not less than ninety (90) days prior to the expiration of the Initial Term. Following the expiration of the Initial Lease Term, this Lease shall continue in effect on a month to month basis upon the same terms and conditions specified in the prior lease term, unless terminated by either Tenant or Landlord upon thirty (30) days prior written notice.

2.   Rental.
     ------

A. Tenant shall pay to Landlord during the Initial Term rental of $ 72,000.00 per year, payable in installments of $ 6,000.00 per month, in advance, in addition to applicable taxes and Utilities as stated in 11B. No additional security deposit is required. Existing deposit, if any, from previous lease will be transferred to this lease. Any deposits given will be returned to Tenant upon termination of the contract unless such deposit is needed to return Leased Premises to original form or payment of past due accounts. Each installment payment shall be due in advance on the first day of each calendar month during the lease term to Landlord at 1080 N.W. 163rd Dr., Miami, FL 33169 or at such other place designated by written notice from Landlord. A grace period from the first to the 15th will be granted. Should the rental payment arrive after the 15th a surcharge of 25% will be accrued to your monthly rental amount. The rental payment amount for any partial calendar month included in the lease term shall be prorated on a thirty (30) day monthly basis.

B. The rental for any renewal lease term, if created as permitted under this Lease, shall be as is determined by the parties at the time of renewal.


3.   Right of  First Refusal
     -----------------------

During the initial term of ts lease or during any renewal period, Landlord may desire to lease the area adjacent to the Leased Premises. In such an event, Landlord shall notify Tenant of its intent to do so. Tenant shall advise Landlord in writing within five (5) days of being notified by Landlord whether Tenant wishes to lease the adjacent area. Should Tenant fail to respond within this time, Tenant will be deemed to have refused said option and Landlord shall be free to enter into a lease with a third party.

4.   Use
     ---

Telecommunications equipment: Use of Leased Premises by Tenant shall be for the purpose of operating telecommunication equipment and providing telecommunication services. Tenant shall not use the Leased Premises for the purposes of storing, manufacturing or selling any explosives, flammable or other inherently dangerous substance, chemical, thing or device.

Landlord does not represent that the use of the Space(s) shall be free from any interruptions for any reason whatsoever, as provided in Section 21, and Landlord shall not be liable for any failure to provide the Services where such failure is due to an act of God, governmental control, or other factors beyond the reasonable control of Landlord.

5.   Sublease and Assignment.
     -----------------------

Tenant shall not have the right to sublease all or any part of the Leased Premises, or assign this Lease, in whole or in part, without Landlord's consent, except as follows:

A. Tenant shall be entitled to allow customers of Tenant to collocate equipment in the Leased Premises, without the Landlord's consent, so long as such equipment and the use thereof does not violate any other of the terms of this Lease and provided such acts do not cause interference, in any manner, with Landlord's other tenant's operations in which case Tenant shall be responsible. Further, provided, Tenant shall assume all financial responsibility for any damages, of any nature whatsoever, sustained by reason of any such collocation.

B. Tenant shall be entitled to interconnect the equipment with telecommunication services provided to the Tenant by third parties, without Landlord's consent and provided such acts do not cause interference, in any manner, with Landlord's other tenant's operations in which case Tenant shall be responsible. Further, provided, Tenant shall assume all financial responsibility for any damages, of any nature whatsoever, sustained by reason of any such collocation. Alterations, however, to the Leased Premises or any other common areas of the building such as wiring conduits shall require Landlord's prior written consent, which shall not be unreasonably held (such alterations to be in accordance with Section 6 of this Lease).

6.   Alterations and Improvements.
     ----------------------------

Tenant, at Tenant's expense, shall have the right following Landlord's consent to remodel, redecorate, and make additions, improvements and replacements of and to all or any part of the Leased Premises from time to time as Tenant may deem desirable, provided the same are made in a workmanlike manner and utilizing good quality materials.

Tenant shall be required to obtain all the necessary permits and to otherwise comply with all local laws and ordinances. Tenant shall have the right to place and install personal property, trade fixtures, equipment and other temporary installations in and upon the Leased Premises, and fasten the same to the premises. All personal property, equipment, machinery, trade fixtures and temporary installations, whether acquired by Tenant at the commencement of the Lease term or placed or installed on the Leased Premises by Tenant thereafter, shall remain Tenant's property free and clear of any claim by Landlord. Tenant shall have the right to remove the same at any time during the term of this Lease provided that all damage to the Leased Premises caused by such removal shall be repaired by Tenant at Tenant's expense.

Landlord , at Landlord's own expense shall have the right to alter or improve the premises. In such an event, Tenant shall provide Landlord with reasonable access to the Leased Premises.

7.   Property Taxes.
     --------------

Tenant shall be responsible for paying all personal property taxes with respect to Tenant's personal property at the Leased Premises.

Tenant agrees to indemnify, defend and hold Landlord harmless from any liabilities, costs, expenses (including without limitation, reasonable expenses of investigation and attorney's fees and expenses) assessments, settlements or judgements arising out of or incident to the imposition, assessment or assertion by any taxing authority of any tax liability or increase in tax liability which is the obligation of Tenant arising under this Agreement.

8.   Insurance.
     ---------

A. If the Leased Premises or any other part of the Building is damaged by fire or other casualty resulting from any act or negligence of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance.

B. Tenant at its own expense, shall maintain a policy of comprehensive general liability insurance with respect to its activities in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage, errors and omissions, and combination thereof. Landlord shall be listed as an additional insured on Tenant's policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this Paragraph. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least (10) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Leased Premises or the Building.

C. Tenant at its own expense, shall maintain a policy of Worker's Compensation complying with the law of the State or States of operation, whether or not such coverage is required by law and Employee's Liability Insurance.

9.   Building Rules
     --------------

A. Tenant will keep the Leased Premises in good condition and will comply with the rules of the Building adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules of the Building are attached hereto as Exhibit "A" and will be incorporated herein for all purposes. In the event that Landlord changes the rules in such a manner that it materially adversely affects Tenant, Tenant may immediately terminate this Lease without recourse of any kind; provided, Landlord, upon written advice from Tenant that such change materially adversely affects Tenant, fails to remove such change within twenty (20) days of receipt of such notice.

B. Notwithstanding anything to the contrary under Section 9.A. or Exhibit "A", or any future modification of the rules by Landlord, Tenant shall have an absolute right to transport equipment in/out of the Leased Premises, other than as set forth in rule 19 of Exhibit "A" and paragraph 13 hereof, only upon written consent of Landlord. While in default of rent under this Lease, Tenant shall not remove any equipment, without Landlord's consent until such rental becomes current.

10.  Emergency Phone Numbers
     -----------------------

Landlord shall, upon the execution of this Agreement, provide Tenant with a 24 hour maintenance number for trouble notification in the case of an emergency. Tenant shall likewise provide landlord with the same. Such number shall be included as Exhibit "B" to this contract. In addition, Tenant shall place such numbers at a visible location.

11.  Utilities.
     ----------

A. The operation of the communications equipment shall be the sole responsibility of Tenant, however, Landlord agrees to cooperate with Tenant in its efforts to obtain utilities from any location provided by the Tenant or servicing utility.

B. Tenant shall pay Landlord $150.00 monthly for use of electricity during the term of this contract. However, should Landlord's cost of providing electricity be increased by the supplying company, the amount due by Tenant shall be increased the same rate. Tenant shall pay the rate for electricity usage to Landlord together with and at the same time and place Tenant pays the rental amount provided for in Section 2A above. Landlord will pay for all other utilities used by Tenant on the Leased Premises during the initial term or any Renewal Term, provided, Tenant's consumption of such utilities is not excessive in Landlord's reasonable opinion.

12.  Entry.
     -----

Landlord shall have the right to enter upon the Leased Premises at reasonable hours to inspect the same, provided Landlord shall not thereby unreasonably interfere with Tenant's business on the Leased Premises.

13.  Access
     ------

Tenant shall have unrestricted access to the Leased Premises during regular business hours which are 9:00 A.M. to 6:00 P.M.. Any access to the Leased Premises after business hours is restricted and limited to the list of individuals whose names, addresses and telephone numbers are submitted to Landlord attached hereto as Exhibit "C". Any additions or deletions of individuals to this list shall be immediately provided to Landlord.

14.  Parking.
     -------

During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, on a first come first serve basis, of the non-reserved common automobile parking areas, driveways and footways, subject to the rules and regulations for the use thereof prescribed form time to time by Landlord.

15.  Damage and Destruction.
     ----------------------

Subject to Section 8A. above, if the Leased Premises or any part thereof or any appurtenance thereto is so damaged by fire, casualty or structural defects that the same cannot be used for Tenant's purposes, then Tenant shall have the right within ninety (90) days following damage to elect by notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord. In making the repairs called for in this paragraph, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord. Tenant shall be relieved from paying rent and other charges during any portion of the Lease term that the Leased Premises are inoperable or unfit for occupancy, or use, in whole or in part, for Tenant's purposes. Rentals and other charges paid in advance for any such periods shall be credited on the next ensuing payments, if any, but if no further payments are to be made, any such advance payments shall be refunded to Tenant. The provisions of this paragraph extend not only to the matters aforesaid, but also to any occurrence which is beyond Tenant's reasonable control and which renders the Leased Premises, or any appurtenance thereto, inoperable or unfit for occupancy or use, in whole or in part, for Tenant's purposes.

16.  Default.
     -------

If default shall at any time be made by Tenant in the payment of rent or any other amount due and owing to Landlord as provided herein and if said default shall continue for fifteen (15) days after written notice thereof shall have been given to Tenant by Landlord, or if default shall be made in any of the other covenants or conditions to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant by Landlord without correction thereof then having been commenced and thereafter diligently prosecuted, Landlord may declare the term of this Lease ended and terminated by giving Tenant written notice of such intention, and if possession of the Leased Premises is not surrendered, Landlord may reenter said premises. Landlord shall have, in addition to the remedy above provided, any other right or remedy available to Landlord on account of any Tenant default, either in law or equity. Landlord shall use reasonable efforts to mitigate its damages.

17.  Quiet Possession.
     ----------------

Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will take reasonable efforts to protect the Leased Premises and will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the term of this Lease.

18.  Condemnation.
     ------------

If any legally, constituted authority condemns the Building or such part thereof which shall make the Leased Premises unsuitable for leasing, this Lease shall cease when the public authority takes possession, and Landlord and Tenant shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

19.  Subordination.
     -------------

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Leased Premises, or upon the Building and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion.

Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Leased Premises of the Building, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest.

Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

20.  Lien on Equipment.
     ------------------

Landlord shall have no rights to or interest in the Equipment other than statutory rights granted a landlord with respect to the commercial property of a tenant. In all other respects, the Equipment shall remain the sole property of the Tenant. However, in the event the Tenant fails to pay the Landlord for amounts hereunder and is in default of this Agreement, Landlord shall have a lien upon the Equipment which shall attach in and all other personal property of the Tenant which may be located in or upon the Premises. Customer hereby specifically waives any and all exemption allowed by law with respect to such lien. Such lien, subject to the rights of third parties, if any, with security interest in the Equipment, may be enforced by Landlord for Tenant's failure to pay amounts due hereunder by the taking and selling of such Equipment and/or property, said sale to be made upon thirty (30) days written notice served upon the Tenant, or such lien may be enforced in any other manner at the sole option of Landlord. The lien provided for herein shall not be recorded as a security interest in the Equipment and shall only arise in the event Tenant is in default of this Agreement.

21.  Limitation of Liability and Indemnification
     -------------------------------------------

Landlord will be indemnified and held harmless by Tenant against Landlord for any claims arising from Tenant's acts or the acts of parties engaged with Landlord's in its activities under this Lease for:

(a) Any defacement of or damage to Tenant's equipment resulting from the provision of the utility services provided for in Section 11, when such defacement or damage is not the result of Landlord's negligence; and

(b) Any act or omission of the Tenant and any other company or companies furnishing a portion of the Service or facilities, equipment or service associated with this Agreement; and

(c) Any defacement of, or damage to, the Equipment or Premises of Tenant resulting from the provision of Service when such defacement or damage is not the result of the Landlord's actions.

(d) Any other direct, indirect, consequential, special, actual, or punitive damages, or for any lost profits of any kind or nature whatsoever arising out of the furnishings of, or interruption in, service provided hereunder, absent a determination of willful misconduct by Landlord through judicial or administrative proceedings;

(e) Any damages whatsoever incurred by Tenant as a result of, or arising from, actions or omissions of other tenants whether performed willfully or negligently; and.

(f) Any claims for libel, slander, infringement of patent or copyright, or unauthorized trademark, trade name or service mark arising out of the material, data, information, or other content transmitted over the Tenant's lines and facilities;

(g) All other claims arising out of any act or omission of Tenant in connection with any service offered by Tenant.

22.  Eminent Domain.
     ---------------

In the event of a taking of eminent domain (or a conveyance by Landlord of a or any portion of the Building to an entity having the power of eminent domain after receipt of actual notice of the threat of such taking) of all or any portion of the Building so as to prevent Tenant the utilization of the Leased Premises, this Agreement shall terminate as of the date of such taking or conveyance with respect to the Leased Premises which is affected by such taking or conveyance.

Tenant shall have no claim against Landlord for the value of the unexpired Term as set forth in this Agreement (or any portion thereof), any claim or right to any portion of the amount that might be awarded to the Landlord as a result of any such payment for condemnation or damages. Nothing contained in this Agreement should prohibit Tenant from seeking relief or remedy against the condemning authority in the event of an Eminent Domain proceeding or condemnation which effect the Leased Premises.

Landlord will notify Tenant of any potential action, Eminent Domain or otherwise that will affect the lease arrangement and Tenant will be afforded prior of said action 90 days to transition from the building.

23.  Notice.
     ------

Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by United States certified mail, return receipt requested, addressed as follows:

         If to Landlord to:
                  TELEVISIONES COMMUNICATIONS, CORP.
                  1080 N.W. 163rd DR.
                  Miami, FL  33169

         If to Tenant to:
                  TELTRAN INTERNATIONAL GROUP LTD.
                  1 Ten Plaza, Suite 4430
                  New York, NY 10119
--------------------------------------------------------------------------------

Landlord and Tenant shall each have the right from time to time to change the place notice is to be given under this paragraph by written notice thereof to the other party.

24.  Brokers.
     -------

Tenant represents that Tenant was not shown the Premises by any real estate broker or agent and that Tenant has not otherwise engaged in, any activity which could form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

25.  Waiver.
     ------

No waiver of any default of Landlord or Tenant hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

26.  Memorandum of Lease.
     -------------------

The parties hereto contemplate that this Lease should not and shall not be filed for record, but in lieu thereof, at the request of either party, Landlord and Tenant shall execute a Memorandum of Lease to be recorded for the purpose of giving record notice of the appropriate provisions of this Lease.

27.  Headings.
     --------

The headings used in this Lease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

28.  Successors.
     ----------

The provisions of this Lease shall extend to and be binding upon Landlord and Tenant and their respective legal representatives, successors and assigns.

29.  Bankruptcy
     ----------

During the initial term of this contract or any Renewal Term, if either Tenant or Landlord shall file a petition for bankruptcy, the filing party shall promptly notify the other party of such filing. This contract shall subsequently be terminated, unless the filing party cures the bankruptcy within thirty (90) days.

30.  Compliance with Law.
     -------------------

Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Tenant's use of the T1 lines and the Leased Premises

31.  Governing Law.
     --------------

This Lease shall be governed by and construed under the laws of the State of Florida.

32.  Jurisdiction and Venue.
     -----------------------

Tenant consents to the jurisdiction and venue of any State or Federal court of general jurisdiction in Miami, Florida, with respect to any proceeding arising our of this agreement.

33.  Effect of Unenforceable Provisions
     ----------------------------------

A determination by a court of competent jurisdiction that any provisions of this Agreement or any part hereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision of this agreement which shall remain in full force and the provision or other provisions of this Agreement which shall remain herein contained to be performed by the other party.

34.  Final Agreement
     ---------------

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.


IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


Landlord: Televisiones Communications, Corp.
          ----------------------------------

By:
   -----------------------------------------

Its:
    ----------------------------------------

Witness:
        ------------------------------------


--------------------------------------------
Print Name





Tenant: Teltran International Group, Ltd.
        ---------------------------------

By:
   -----------------------------------------

Its:
    ----------------------------------------

Witness:
        ------------------------------------


--------------------------------------------
Print Name

                                    EXHIBIT A

                        LANDLORD'S RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than entering and leaving the Leased Premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

2. Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

3. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Leased Premises or the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

4. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant's property in the process of such a move, and in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant's moving activities.

5. Each Tenant shall cooperate with Landlord in keeping the Leased Premises neat and clean. Landlord may employ a cleaning service for the Leased Premises or the Building. Landlord is not responsible for losses caused by any such service.

6. Tenants shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Leased Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

7.   No animals shall be brought into or kept in or about the Building.

8. No boxes, crates or other such materials shall be stored in hallways or other common areas. Tenant must dispose of crates, boxes, or other extraordinary waste, so as to avoid having such debris visible in the common areas during normal business hours. Landlord will provide temporary storage of delivered equipment

9. No machinery of any kind, other than ordinary office machines such as typewriters and personal computers, shall be operated on Leased Premises without the prior written consent of Landlord, nor shall a tenant use or keep on the Leased Premises or the Building any inflammable or explosive fluid or substance, or any illuminating materials. No space heaters or large fans shall be operated on the Leased Premises.

10. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

11. No nails, hooks, or screws shall be driven into or inserted in any part of the any building except as approved by maintenance personnel. Nothing shall be affixed to, or made to hang from the ceiling of the Leased Premises without Landlord's prior written consent.

12. Landlord has the right to evacuate the Leased Premises and/or the Building in the event of an emergency or catastrophe.

13. No food and/or beverages shall be permitted in Tenants area. Food or and/or beverage may be permitted in the designated areas only.

14. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Leased Premises by Landlord. No duplicates of such keys shall be made by Tenants. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

15. Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the building will remain the exclusive charge of Landlord.

16. No portion of the Building shall be used for the purpose of providing lodging.

17. Proper business attire will be required by Tenant at all times will occupying the building.

18. In the event that Landlord employs any security personnel or security service at the Building, then the personnel or service may question anyone entering or leaving the Building or the Leased Premises. Anyone that does not provide suitable evidence of his or her right to be about the Building may be excluded.

19. Tenant agrees to transport equipment in/out of the facility ONLY during normal business hours described as Monday through Friday between the hours of 9 AM and 5 PM. or at any other time with landlord approval.

20. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be needful for the operation of the Building. Modified or new rules shall be binding upon each tenant following delivery of written notice of the new or modified rules.

                                    EXHIBIT B


                              CONTACT PHONE NUMBERS



LANDLORD:

         MAIN OFFICE:      305-620-3600              Ext. 116 or 137
         Mike Vazquez      305-794-4865              Cellular phone




TENANT:


CEO /Phone
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Administration contact / phone:
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Emergency contact / phone (Technical):
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Accounts Payable contact/Phone:
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                                    EXHIBIT C

                                RESTRICTED ACCESS


     The following persons will be permitted to enter the building during non-business hours. The Tenant shall be held completely responsible for the actions of those mentioned below.

COMPANY ALARM CODE_______


Name                Address                  Phone Number         *Access Code
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----------------    ----------------------   ------------------   -------------

----------------    ----------------------   ------------------   -------------

----------------    ----------------------   ------------------   -------------

----------------    ----------------------   ------------------   -------------

----------------    ----------------------   ------------------   -------------

       *Note: Please enter four digits you would like for the access code




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


                               ALARM INSTRUCTIONS


Only one alarm code is used per company, PLEASE make note of your code.


When entering:
1.    If outside door is locked with the dead bolt the alarm should be armed.
2.    Check for red light on alarm panel (means alarm is armed).
3.    Enter personal code and "Clear" Twice.
4.    The light should turn green.


When leaving:
1.    Enter your personal code and "Arm".
2.    Leave (lock door with dead bolt).
3.    Wait outside until the green light turns red.



If the alarm is tripped by mistake call Central at: 1-800-432-6533. Tell them your password and what you did.



I understand that the alarm must be used after hours and I have received 2 keys to enter the building.





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             TENANT






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